SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                                  May 13, 2003

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                    (State or other jurisdiction of incorporation)

         1-9466                                             13-3216325
     (Commission File Number)                 (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY     10019
                         (Address of principal (Zip Code)
                            executive offices)

            Registrant's telephone number, including area code:

                                 (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.


4.01 Global Security representing the Registrant's 0.25% Notes Due May 13, 2010, Performance Linked to Caterpillar Inc.
                  (CAT) Common Stock (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 0.25% Notes Due May 13, 2010, Performance Linked to Caterpillar Inc. (CAT) Common Stock (filed herewith)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.
                                                         (Registrant)




Date:    May 13, 2003                                By:  /s/ Karen Corrigan
                                                     --------------------------
                                                     Karen Corrigan
                                                     Vice President

                                  EXHIBIT INDEX



Exhibit No.       Exhibit


4.01 Global Security representing the Registrant's 0.25% Notes Due May 13, 2010, Performance Linked to Caterpillar Inc.
                  (CAT) Common Stock

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 0.25% Notes Due May 13, 2010, Performance Linked to Caterpillar Inc. (CAT) Common Stock